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                                                                    EXHIBIT 23.2



                         INDEPENDENT AUDITORS' CONSENT
                        RELATING TO WENDT-BRISTOL DIAGNOSTICS
                                    COMPANY


                         INDEPENDENT AUDITORS' CONSENT


We consent to the use of our report dated April 20, 1998, except for Note 15 as to which the date is June 23, 1998 and Note 16 as to which the date is January 27, 1999 in the Registration Statement on Form S-4 and related Prospectus of Wendt-Bristol Diagnostic Company and Subsidiaries.


                                             /s/ HAUSSER + TAYLOR LLP



Columbus, Ohio
February 1, 1999